Exhibit 99.1

Polaris Industries Inc.  February 2012  Investor Presentation

Canada 14% International16% United States 70% 2 IR FEB2012  Manufacturer of high-performance motorized products  Strong distribution channel 1,500 dealers in North America 1,000 dealers Internationally Productive non-union workforce 4,400 strong Stakeholder focus Product innovation for customers Profit sharing for employees Dividends / growth for investors  Off-Road Vehicles  (ORV) 69%  On-Road Vehicles 5%  Snowmobiles11%  Parts Garments & Accessories 15% ATVs  Side-by-Sides  2008  2009  2010  2011  2012 Guidance  $1,948  $1,566  $1,991  $2,657  (Millions)   Up 5% to 8%   ranger  Key Facts  2011 Sales by Product  Sales  2011 Sales by Geography  Polaris At a Glance

3  IR FEB2012  Summary 2011  Record Financial Results Sales top $2B for 1st time, up 33% to record $2.66B Net Income up 55% to $228M; EPS up 50% to $3.20 Gross Margins up 130 bps to 27.9% Net Income Margins up 120 bps to 8.6% Expanded Global Reach Monterrey quickly becoming a world-class plant; >22k high-quality vehicles produced International business grew 39%, strong, experienced leaders in place to expand growth European HQ established in Rolle, Switzerland Exceptional Growth Across all Business Units ORV continued to gain momentum, extended market share lead Military business more than doubled in size, ended 2011 with record backlog Victory profitably increased sales and share, climbed to #2 in its segment Acquisitions Fueling On-Road Growth  Indian:  Redemption of iconic brand GEM:  Electric people mover leader Goupil:  Electric light duty hauler leader  Profitable Growth & Margin Expansion Remain Primary Focus

4  IR FEB2012  Strategic Objectives  Best in Powersports PLUS  5-8% annual organic growth  Growth through Adjacencies $200 -500M growth     Global Market Leadership >25% of Polaris revenue   Operations is Competitive Advantage Op Ex drives > 200 bps operating margin improvement   Strong Financial Performance Sustainable, profitable growth  Net Income Margin  >9.5% $1.6Billion >$5.0 Billion >$3.0 Billion  2009 2014 2018 2009 2014 2018  6.5%  10.0%  >9.5% >8.0%   Grow Sales $5 Billion by 2018  Clear, Consistent Strategy  Expand Net Income Margins 10% of Sales by 2018

#1 in ORV -Gained significant share in SxS and ATVs again New MY 2012 products well received New RANGER RZR® XP4 900 launched in January 2012 selling very well New RANGER RZR® 570 (50”) began shipping in Q4 2011 Bobcat vehicle retail strong  Co-developed vehicle in final stages of development  +32% $1,822.3  Up mid-single digits  FY 2012 Guidance  FY 2011  SXS  SXS  ATV  ATV  ranger 0%  5%  10%  15%  20%  25%  30%  35%  2005  2006  2007  2008  2009  2010  2011  Arctic Cat  Can Am  Deere  Honda  Kawasaki  Kubota  Polaris  Suzuki  Yamaha   IR FEB2012  5  Best in PowersportsPlus  Off-Road Vehicles  Polaris Sales (in millions)  N.A. ORV Market Share  #1 N.A. Powersports OEM  NOTE: Side-by-side data is estimated

6  IR FEB2012  Best in PowersportsPlus  Gaining market share season-to-date Clear #2 market share position Quality remains #1 focus area  Victory retail up 22% in 2011 International unit retail sales up significantly again Integration of Indian Motorcycle, GEM and Goupilacquisitions on track      FY 2012 Guidance  FY 2011  FY 2012 Guidance  FY 2011  +48% $280.1  Down single digits %  +79% $146.3  Up 30% to 40%  Margins remain strong International PG&A Sales up 19% Launched over 200+ new accessory products for MY 2012 SxS growth up 41% from 2010   Parts 47%  Accessories 49%  Apparel 4%   FY 2012 Guidance  FY 2011  +19% $408.2  Grow slightly faster than overall company  Snowmobiles  On-Road Vehicles: Motorcycles / Small Vehicles  PG&A  Polaris Sales (in millions)  Polaris Sales (in millions)  Polaris Sales (in millions)  #1 N.A. Powersports OEM

Growth Through Adjacencies

Defense Business

- 2011 sales up over 100%
- Received $54 Million TACOM contract in 2011
- Strong order backlog for 2012
- Completed Department of Defense funded electric vehicle project in 2011 to support military bases



Armadillo – Unmanned MineRoller



Special Operations Forces RZR

Polaris Sales



FY 2010
FY 2011
FY 2012 Expectations

Ultra-Light Military Market ~$1.2 Billion Market Opportunity



Tactical Vehicles
Contractor Logistics Support
Unmanned
Utility Vehicles

Foundation in Place for Meaningful Growth

IR FEB2012 7

8  IR FEB2012  Market leader in the N.A. electric vehicle people mover segment Successfully moved production to Iowa Completed headquarters transition to Minneapolis Added 35 new dealers in 2H 2011 Expect to be slightly accretive in 2012  Market leader in fast growing European commercial electric vehicles segment Integration plan in place Expect to be neutral to slightly accretive in 2012  Growth Through Adjacencies  GEM e6  2011  2012   2011  2012   Goupil G3   Expectations   Expectations    GEM  GOUPIL  Polaris Sales  Polaris Sales  Integration on Track

9  IR FEB2012  Global Market Leadership  Profitable global growth of  39%  On-Road / Victory sales up 67% ORV up 37% Remain clear ORV market share leader in Europe FY 2012 Guidance  FY 2011  +39% $424.4 Up Low double digits %  ON-ROAD 7% SNOW 14% ORV 64%  PG&A15% 2011 Growth by Region  2011 International Sales By Product  International Polaris Sales   (in millions)  Investing for Future Growth

$3  $26  10  IR FEB2012 Operational Excellence  FY 2010  FY 2011  2012 Guidance 26.6%  +130 bps 27.9%  +1.3% +0.8% 0.0% -0.9% Gross Margin  Operating Expense  Other Non-Operating Expense  Income Taxes/ Other  FY 2010  FY 2011  7.4%  8.6%  Estimated Total Project Costs  FY 2011Actual  FY 2012 Guidance  Project To-Date  Q4 2011 Actual  $27 -$28  $15  $1-$2  Anticipated annualized savings upon completion  2011 realized savings in 2ndhalf  FY 2012 anticipated savings Guidance   $12 -$15  $2  Total Company  Manufacturing Realignment - Monterrey  Expand up to 100 bps  Net Income as a Percent of Sales  Cost Charged to P&L (in millions)  Opportunity for Future Margin Expansion  $30+  Savings (in millions)

Total Company Sales (in millions) Diluted EPS  11  IR FEB2012  Full Year 2012 Guidance  $2,657  Up 5% to 8% $2,800 to $2,875  2011 Actual  2012 Guidance   $3.20  Up 14% to 19% $3.65 to $3.80  Retail sales growth and market share gains continue to outpace industry Growth investment continues; will be adapted to market conditions Commodity pressures should moderate; manageable throughout the year Net Income projected up 14% to 19% Ongoing margin improvement expected from Monterrey & LEAN journey Diluted EPS planned to be up 14% to 19% to $3.65 -$3.80 2011 Actual  2012 Guidance  Staying on Offense

Thank you. Questions?  IR FEB2012 12

13  IR FEB2012  Balance Sheet and Liquidity Profile  Recent Polaris Performance 2012 Full Year Guidance Q4 2011 Sales and Net Income Gross Margin Percentage Trends ORV Customer Profile Product Innovation N.A. Dealer Inventory and Retail Sales Safe Harbor Statement  Appendices

14  IR FEB2012  Balance Sheet and Liquidity Profile $ In millions (except per share and interest rate data)  Full Year 2011  Fav (Unfav) 2010  2012 Full Year Guidance   Cash   $325.3  ($68.6)  Increase from 2011   Long Term Debt  $100.0  $100.0  Unchanged   Credit Facility  $350.0   ($100.0)  Renewed to 2016   Factory Inventory  $298.0  ($62.1)  Decrease from 2011 by year-end   Capital Expenditures  $84.5  ($28.8)  Similar to 2011   Depreciation & Amortization  $66.4  $0.1  Similar to 2011   Operating cash flow  $302.5  $4.9  Increase over 2011   Dividend   $0.90  per share  $0.10  per share  Increased to $1.48 (+64%) over 2011   Polaris Acceptance Receivables   $568.4  ($70.5)  Increase slightly due to product mix    Retail Credit  – Approval Rate – Penetration Rate  61% 34%  +3% pts +1% pts  Stabilized  Continued Strong Financial Position

15  IR FEB2012  Recent Polaris Performance  Return on Invested Capital  FY Sales  28%  26%  33%  42%  1%  0%  6%  12%  8%  7%  11%  12%  2008  2009  2010  2011  Total Return to Investors December 31, 2010 to December 31, 2011  S&P 500  Dow Jones  Peer Group  PII  0%  6%  1%  46%   FY Net Income  PII Peer Average (ACAT, BC, DE, HOG, WGO, TTC) S&P 500 Average $147.1  $227.6  $1,991  $2,657    FY 2011  FY 2010  FY 2011  FY 2010  +55%  +33%  Solid Execution = Strong Performance

16  IR FEB2012  2012 Full Year Guidance    Product Line Sales - Off-Road Vehicles - Snowmobiles - On-Road Vehicles - PG&A - International Total Company Sales Gross Margins Operating expenses Income Taxes Net Income EPS, Diluted Share Count  Up mid-single digits % Down single digits % Up 30% - 40% Slightly higher than overall company Up low double digits % Up 5% to 8%  Expand up to 100 bps Down as a percent of sales 34.0% to 34.5% of pretax income  Up 14% to 19%  $3.65 -$3.80 (+14% to +19%)  Approximately flat to 2011 METRIC  GUIDANCE  Expect Another Record Year

17  IR FEB2012  Q4 2011 Sales and Net Income  Q4 Net Income ($ in millions)  Q4 Sales ($ in millions) $54.5  Up 17% $63.9   Q4 2011  Q4 2010  Q4 2011  Q4 2010  Record 4th Quarter Sales and Net Income Execution improved to offset tougher comparables ORV Sales remained strong +18%; On-Road & Snow up >60% Earnings per Share up 15% to record $0.90  Gross Profit  dollars increased 19% to $204M, despite 160 bps margin decrease  Up 26% $782.0  $618.4  Record Fourth Quarter Sales, Net Income and EPS

18  IR FEB2012  Gross Profit Margin Percentage Trends  Actual  Q4 2011  Actual  Full Year 2011  Full Year Guidance2012   Prior Period  27.7%  26.6%  27.9%   Production volume adjustments   Product cost reduction efforts  Commodity costs  Currency rates  Higher selling prices  Product mix  Manufacturing realignment, net  Warranty costs  Tooling amortization  Sales promotional costs Current period  26.1%  27.9%  Up to 28.9%  Change  -160 bps  +130 bps  Up to 100 bps  Improvement to gross profit margin %  Impairment to gross profit margin %  Neutral to gross profit margin %

19  IR FEB2012  ORV Customer Profiles  RZR  RANGER  RANGER  RZR  Sportsman  Farming/Ranching  Rec/Trail  Rec/Trail Property Hunt  Farm  Hunt  Property Hunt   Rec/Trail  Property 70%  80%  48%   ranger Primary Usage  Incremental to Polaris  (Did not consider any other Polaris products)  RANGER = Mostly Work;  RZR = Mostly Play;  Sportsman = Both

20  IR FEB2012  Product Innovation   Off-Road Vehicles 6 New MY’12 (33 Models)  Snowmobiles9 New MY’12 (29 Models)  On-Road Vehicles -Motorcycles 5 New MY’12 (13 Models); 1 MY’13  Innovation Vitality Index  % Contribution to Sales of Vehicles Introduced in Past 3 Years  450 experienced engineers  $106 million R&D spend in 2011 Industry-leading technology centers Wyoming, MN Roseau, MN Switzerland  RZR 570 RZR XP 4 900 Switchback Adventure 600  RZR XP 900 Research & Development  New MY ’13 Victory Judge 2006  2007  2008  2009  2010  2011  59%  60%  60%  69%  71%  72%   Product Innovation Remains a Competitive Advantage

North American Polaris Dealer Inventory Levels 21  IR FEB2012  N.A. Dealer Inventory & Retail Sales 21 Q4 N.A. retail sales up 11%, FY 2011 up 14% – demand remains strong N.A. dealer inventory up 4% from 2010 ATV dealer inventory down 8% from 2010 Side-by-side inventory up due to continued strong retail demand Snowmobile inventory up 7% Some Polaris product availability remains tight N.A. Powersports industry grew slightly in 2011 – 1st time in several years  Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Units 2006 Actual  2007 Actual  2008 Actual  2009 Actual  2010 Actual  2011 Actual  N.A. Retail Sales Strong; Dealer Inventory Near Optimum Levels

22  IR FEB2012  Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2012 sales, shipments, net income, cash flow, and manufacturing realignment transition costs and savings, are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements.Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing realignment transition costs; acquisition integration costs; warranty expenses; impact of changes in Polaris stock prices on incentive compensation; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2010 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates.  The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision. Note: Shares and per share information have been adjusted to give effect to the two-for-one stock split declared on July 20, 2011, payable on September 12, 2011 to shareholders of record on September 2, 2011.  Safe Harbor